UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2025

ROCKET LAB CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39560	39-2182599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3881 McGowen Street
Long Beach, California		90808
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 714 465-5737
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RKLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously disclosed, on May 8, 2025, Rocket Lab USA, Inc., a Delaware corporation (“Rocket Lab”), announced plans to implement a holding company reorganization (the “Reorganization”). On May 23, 2025, Rocket Lab implemented the Reorganization pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 23, 2025, among Rocket Lab, Rocket Lab Corporation, a Delaware corporation (“Rocket Lab Holdings”) and Rocket Lab Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of Rocket Lab Holdings (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Rocket Lab, with Rocket Lab continuing as the surviving corporation and a wholly owned subsidiary of Rocket Lab Holdings (the “Merger”). Following the Merger, Rocket Lab Holdings became the successor issuer to Rocket Lab. This Current Report on Form 8-K is being filed for the purpose of establishing Rocket Lab Holdings as the successor issuer pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, shares of Rocket Lab Holdings common stock, par value $0.0001 per share (“Rocket Lab Holdings Common Stock”), issued in connection with the Merger are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.
Item 1.01 Entry into a Material Definitive Agreement.
The information set forth above under Explanatory Note is incorporated hereunder by reference.
Adoption of Agreement and Plan of Merger and Consummation of Reorganization
On May 23, 2025, Rocket Lab completed the Reorganization by implementing the Merger pursuant to the terms of the Merger Agreement. The Merger was completed pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company (i.e., Rocket Lab Holdings) without a vote of the shareholders of the constituent corporation (i.e., Rocket Lab). At the Effective Time (as defined in the Merger Agreement), (i) the separate existence of Merger Sub ceased, (ii) each share of Rocket Lab common stock, par value $0.0001 per share (“Rocket Lab Common Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into one share of Rocket Lab Holdings common stock, par value $0.0001 per share (“Rocket Lab Holdings Common Stock”), having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Rocket Lab Common Stock immediately prior to consummation of the Reorganization, and (iii) each share of Rocket Lab Series A Convertible Participating Preferred Stock, par value $0.0001 per share (“Rocket Lab Preferred Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into one share of Rocket Lab Holdings Series A Convertible Participating Preferred Stock, par value $0.0001 per share (“Rocket Lab Holdings Preferred Stock”), having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Rocket Lab Preferred Stock immediately prior to consummation of the Reorganization. The conversion of stock occurred automatically without an exchange of stock certificates. Accordingly, each shareholder of Rocket Lab immediately before the Effective Time owned, immediately after the Effective Time, shares of Rocket Lab Holdings Common Stock or Rocket Lab Holdings Preferred Stock, as applicable, in the same amounts and percentages as such shareholder owned in Rocket Lab immediately prior to the Effective Time. The Reorganization is intended to be a tax-free transaction, such that Rocket Lab shareholders should not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares of Rocket Lab Common Stock pursuant to the Reorganization.
Following the consummation of the Reorganization, Rocket Lab Holdings Common Stock continues to trade on the Nasdaq Capital Market (the “Nasdaq”) on an uninterrupted basis under the ticker symbol “RKLB” with a new CUSIP number (773121 108). As a result of the Reorganization, Rocket Lab Holdings became the successor issuer to Rocket Lab pursuant to Rule 12g-3(a) promulgated under the Exchange Act, and as a result, shares of Rocket Lab Holdings Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.
Immediately following the consummation of the Reorganization, on a consolidated basis, the assets, businesses, and operations of Rocket Lab Holdings are not materially different than the corresponding assets, business, and operations of Rocket Lab immediately prior to the consummation of the Reorganization.
The foregoing descriptions of the Merger Agreement and the Reorganization do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

First Supplemental Indenture
In connection with the Merger, on May 23, 2025, Rocket Lab, Rocket Lab Holdings and U.S. Bank Trust Company, National Association (the “Trustee”) entered into a first supplemental indenture (the “Supplemental Indenture”) to the indenture, dated as of February 6, 2024, between Rocket Lab and the Trustee (the “Indenture”), governing Rocket Lab’s 4.250% Convertible Senior Notes (the “Convertible Notes”) in order to (i) provide for subsequent conversions of the Convertible Notes in the manner set forth in Section 5.09 of the Indenture, (ii) provide for subsequent adjustments to the Conversion Rate pursuant to Section 5.05(A) of the Indenture in a manner consistent with Section 5.09 of the Indenture, (iii) provide for the full and unconditional guarantee of the obligations of Rocket Lab under the Convertible Notes and the Indenture and (iv) make such other changes as are appropriate to preserve the economic interests of the holders and to give effect to the provisions of Section 5.09(A) of the Indenture.
The foregoing description of the Supplemental Indenture does not constitute a complete description of, and is qualified in its entirety by reference to, the full text of the Supplemental Indenture, which is attached hereto as Exhibit 4.2 and incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under and/or incorporated by reference into the heading “First Supplemental Indenture” in Item 1.01 is incorporated hereunder by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth above under Explanatory Note is incorporated hereunder by reference.
In connection with consummation of the Reorganization, Rocket Lab notified Nasdaq that the Merger had been completed. As noted above, Rocket Lab Holdings Common Stock continues to trade on the Nasdaq on an uninterrupted basis under the ticker symbol “RKLB,” which was the same symbol formerly used for Rocket Lab Common Stock, with the new CUSIP number (773121 108). Nasdaq is expected to file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist Rocket Lab Common Stock from Nasdaq and to deregister Rocket Lab Common Stock under Section 12(b) of the Exchange Act. Rocket Lab intends to file with the SEC a certificate on Form 15 requesting that Rocket Lab Common Stock be deregistered under the Exchange Act, and that Rocket Lab’s reporting obligations under Section 15(d) of the Exchange Act with respect to Rocket Lab Common Stock be suspended. Following the Reorganization, Rocket Lab Holdings will make filings with the SEC under Rocket Lab’s prior CIK (0001819994) and Rocket Lab will no longer make filings with the SEC.
The information set forth under and/or incorporated by reference into Items 1.01 and 5.03 is incorporated hereunder by reference.
Item 3.03 Material Modification of Rights of Securityholders.
The information set forth under and/or incorporated by reference into Items 1.01, 3.01 and 5.03 is incorporated hereunder by reference.
Item 5.01 Changes in Control of the Registrant.
The information set forth under and/or incorporated by reference into Items 1.01, 3.01 and 8.01 is incorporated hereunder by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Certain Officers of Rocket Lab Holdings; Election of New Directors of Rocket Lab Holdings
The directors of Rocket Lab Holdings and their committee memberships and titles, which are listed below, are the same as the directors of Rocket Lab immediately prior to consummation of the Reorganization. Sir Peter Beck will continue to serve as Chairman of the Board of Directors of Rocket Lab Holdings.
Directors

Name	Age	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Government Security Committee
Peter Beck	48	-	-	-	-
Lt. Gen. Nina M. Armagno (Ret.)	59	-	-	M	C
Edward Frank	68	M	C	-	-
Matt Ocko	56	-	-	-	-
Jon Olson	71	C	-	M	-
Kenneth Possenriede	65	M	M	-	-
Merline Saintil	48	-	M	C	-
Alex Slusky	57	-	-	-	-
C – Chair of Committee
M – Member of Committee
From and after the Effective Time, the executive officers of Rocket Lab Holdings, who are listed below, were all executive officers of Rocket Lab immediately prior to consummation of the Reorganization.
Officers

Name	Age	Position
Peter Beck	48	President, Chief Executive Officer and Chairman
Adam Spice	56	Chief Financial Officer
Frank Klein	52	Chief Operations Officer
Arjun Kampani	53	Senior Vice President, General Counsel and Secretary
Biographical information about Rocket Lab Holdings’ directors and executive officers is included in Rocket Lab’s Amendment No. 1 to its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024 (the “10-K/A”) under Item 10. Directors, Executive Officers and Corporate Governance, and is incorporated by reference herein. There are no arrangements or understandings with any person pursuant to which the directors and the executive officers were appointed. There are no family relationships amongst any of the directors or any of the executive officers of Rocket Lab Holdings.
Information regarding the compensation arrangements of Rocket Lab Holdings’ named executive officers, including Messrs. Beck, Spice, Klein and Kampani, and regarding related party transactions pursuant to Item 404(a) of Regulation S-K is included in the 10-K/A under Item 11. “Executive Compensation” and Item 13. “Certain Relationships and Related Transactions and Director Independence” and each of these sections is incorporated by reference herein.
Outstanding Equity Plans, Awards and Related Arrangements
In connection with consummation of the Reorganization, on May 23, 2025, Rocket Lab and Rocket Lab Holdings entered into an Assignment and Assumption Agreement (the “Equity Compensation Plans Assignment Agreement”), pursuant to which, at the Effective Time, Rocket Lab assigned (including sponsorship of) to Rocket Lab Holdings, and Rocket Lab Holdings assumed (including sponsorship of) from Rocket Lab, all of Rocket Lab’s rights and obligations under (a) the Rocket Lab USA, Inc. 2021 Stock Option and Incentive Plan (the “2021 Plan”) and all outstanding awards and award agreements thereunder, (b) the Rocket Lab USA, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), and (c) the Rocket Lab USA, Inc. Second Amended and Restated 2013 Stock Option and Grant Plan (the “2013 Plan”) and all outstanding awards, award agreements and rights thereunder (collectively, the “Plans”).

On May 23, 2025, Rocket Lab Holdings amended the Plans assumed pursuant to the Equity Plans Compensation Plans Assignment Agreement pursuant to the Omnibus Amendment to the Rocket Lab USA, Inc. 2021 Stock Option and Incentive Plan and the Second Amended and Restated 2013 Stock Option and Grant Plan (the “Omnibus Amendment”). The share reserve of the 2021 Plan is 109,824,076 shares, the share reserve of the 2013 Plan is 7,123,743 shares, and the share reserve of the ESPP is 19,861,563 shares. Outstanding awards granted under Rocket Lab’s equity compensation plans will be satisfied by the share reserves established under the 2021 Plan, the 2013 Plan and the ESPP, as the case may be.
The foregoing description of the Equity Compensation Plans Assignment Agreement and the Omnibus Amendment do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of each of the Equity Compensation Plans Assignment Agreement and the Omnibus Amendment, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and each incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Upon consummation of the Reorganization, the Amended and Restated Certificate of Incorporation of Rocket Lab Holdings (the “Amended and Restated Certificate of Incorporation”) and the Amended and Restated Bylaws of Rocket Lab Holdings (the “Amended and Restated Bylaws”) are the same as the certificate of incorporation and bylaws of Rocket Lab in effect immediately prior to consummation of the Reorganization, respectively, other than changes permitted by Section 251(g) of the DGCL. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 23, 2025.
In addition, upon consummation of the Reorganization, Rocket Lab amended and restated its Amended and Restated Certificate of Incorporation (as so amended and restated the “Rocket Lab Amended and Restated Charter”) by filing the Rocket Lab Amended and Restated Charter as an exhibit to the Certificate of Merger filed with the Secretary of State of the State of Delaware on May 23, 2025 in connection with the Merger (the “Certificate of Merger”), in order to add a provision, which is required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving Rocket Lab, other than the election or removal of directors, that requires for its adoption under the DGCL or the Rocket Lab Amended and Restated Charter the approval of the stockholders of Rocket Lab shall require the approval of the stockholders of Rocket Lab Holdings by the same vote as is required by the DGCL and/or the Rocket Lab Amended and Restated Charter.
The foregoing descriptions of the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, and the Rocket Lab Amended and Restated Charter do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of each of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, and the Rocket Lab Amended and Restated Charter, respectively, which are attached hereto as Exhibits 3.1, 3.2, and 3.4 respectively, and each incorporated by reference herein.
Item 8.01 Other Events.
The information set forth above under Explanatory Note is incorporated hereunder by reference.
Description of Securities Registered Pursuant to Section 12 of the Exchange Act
The description of Rocket Lab Holdings’ securities registered pursuant to Section 12 of the Exchange Act provided in Exhibit 4.1, which is incorporated by reference herein, modifies and supersedes any prior description of Rocket Lab’s capital stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of Rocket Lab Holdings’ filings with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements. Some of these forward-looking statements relate to future events and expectations and can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or the negative of those words or other comparable terminology. Such forward-looking statements speak only as of the time they are made and are subject to various risks and uncertainties and Rocket Lab Holdings claims the protection afforded by the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including, but not limited to, statements regarding Rocket Lab Holdings’ ability to complete the Reorganization, the impacts of the Reorganization, Rocket Lab Holdings’ ability to realize the expected benefits of Reorganization and Rocket Lab’s obligations pursuant to agreements related to the consummation of the Reorganization, are not guarantees of future performance and involve risks and uncertainties that may cause Rocket Lab Holdings’ actual results to differ materially from Rocket Lab Holdings’ expectations discussed in the forward-looking statements. Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond Rocket Lab Holdings’ control, including without limitation: the effect of the announcement of the Reorganization on Rocket Lab Holdings’ business generally, unexpected issues that arise following completion of the Reorganization, market reaction to the announcement, updates on and completion of the Reorganization, and those factors discussed in Rocket Lab Holdings’ reports filed from time to time with the SEC. Except as may be required by applicable law, Rocket Lab Holdings undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Given these uncertainties, one should not put undue reliance on any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of May 23, 2025 among Rocket Lab USA, Inc., Rocket Lab Corporation, and Rocket Lab Merger Sub, Inc.

3.1	Amended and Restated Certificate of Incorporation of Rocket Lab Corporation.

3.2	Amended and Restated Bylaws of Rocket Lab Corporation.

3.3	Certificate of Designations of Series A Convertible Participating Preferred Stock of Rocket Lab Corporation.

3.4	Certificate of Merger.

4.1	Description of Securities.

4.2	Supplemental Indenture, dated as of May 23, 2025, between Rocket Lab USA, Inc. and U.S. Bank Trust Company, National Association.

10.1	Assignment and Assumption Agreement, dated as of May 23, 2025, between Rocket Lab USA, Inc. and Rocket Lab Corporation.

10.2	Omnibus Amendment to the Rocket Lab USA, Inc. 2021 Stock Option and Incentive Plan and the Second Amended and Restated 2013 Stock Option and Grant Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET LAB CORPORATION

Date:	May 23, 2025	By:	/s/ Adam Spice
Adam Spice Chief Financial Officer